SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

April 21, 2004

Date of Report (Date of Earliest Event Reported)

FIRST COMMUNITY BANCORP

(Exact Name of Registrant as Specified in Charter)

CALIFORNIA

(State or Other Jurisdiction of Incorporation)

00-30747	33-0885320
(Commission File Number)	(IRS Employer Identification No.)

6110 El Tordo

PO Box 2388

Rancho Santa Fe, California 92067

(Address of Principal Executive Offices)(Zip Code)

(858) 756-3023

(Registrant’s Telephone Number, including Area Code)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)           Exhibits.

The following exhibit is furnished as part of this report:

99.1                           Press Release dated April 21, 2004.

Item 12. Results of Operations and Financial Condition.

On April 21, 2004, First Community Bancorp issued a press release (the “Press Release”) announcing its results of operations and financial condition for the quarter ended March 31, 2004.  The Press Release also announces declaration of a quarterly cash dividend of $0.22 per common share, a 17% increase over the previous quarterly cash dividend of $0.1875 per share.  The cash dividend will be payable on May 28, 2004 to shareholders of record on May 14, 2004.  A copy of the Press Release is furnished as Exhibit 99.1 and incorporated herein by reference.

The information in this Current Report on Form 8-K, including the exhibit, is being furnished pursuant to Item 12 (Results of Operations and Financial Condition) and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section.  Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the First Community Bancorp under the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST COMMUNITY BANCORP

Date: April 22, 2004	By:	/s/ Jared M. Wolff
		Name:	Jared M. Wolff
		Title:	Executive Vice President,
General Counsel and Secretary

Exhibit Index

Exhibit Number	Description

99.1	Press release dated April 21, 2004.